UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2018

Weatherford International public limited company
(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Weststrasse 1, 6340 Baar, Switzerland	CH 6340
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: +41.22.816.1500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

At the end of the third quarter of 2017, Weatherford International plc (the "Company") announced a change in organizational structure, which was implemented in the fourth quarter as part of its transformation to flatten the organization structure, reduce costs and accelerate decision-making processes. As a result, beginning with the press release announcing the Company's fourth quarter of 2017 results and its Annual Report on Form 10-K for the year ended December 31, 2017, the Company will report its financial performance based on two reportable segments, the Western Hemisphere and Eastern Hemisphere, and analyze segment operating income as the measure of segment profitability. Research and development expenses are included in the Western and Eastern Hemisphere segment operating income.

The Western Hemisphere segment represents the prior North America and Latin America segments as well as land drilling rigs operations in Colombia and Mexico. The Eastern Hemisphere segment represents the prior MENA/Asia Pacific segment and Europe/SSA/Russia segments as well as land drilling rigs operations in the Eastern Hemisphere. The Company has revised its segment reporting to reflect the current management approach and recast prior periods to conform to the current segment presentation.

Corporate and other expenses that do not individually meet the criteria for segment reporting continue to be reported separately as Corporate expenses.

See Exhibit 99.1 for more details about the new segment structure and recasted quarterly segment financial results.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The exhibits listed below are furnished pursuant to Item 9.01 of this Form 8-K.

Exhibit Number	Exhibit Description
99.1	Weatherford Reporting Segments Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weatherford International plc
Date: January 29, 2018
/s/ Christoph Bausch
Christoph Bausch
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Weatherford Reporting Segments Presentation